Microsoft Word 10.0.3416;DEUTSCHE ALT-A SECURITIES, INC.
ALTERNATIVE LOAN TRUST, SERIES 2003-1                       [DEUTSCHE BANK LOGO]
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NEW ISSUE COMPUTATIONAL MATERIALS
---------------------------------



$[235,000,000] (APPROXIMATE)


DEUTSCHE ALT-A SECURITIES, INC.
ALTERNATIVE LOAN TRUST SERIES 2003-1
MORTGAGE PASS-THROUGH CERTIFICATES [SERIES 2003-1]


DEUTSCHE ALT-A SECURITIES, INC.
Depositor


NATIONAL CITY MORTGAGE CO.
DOWNEY SAVINGS AND LOAN ASSOCIATION, F.A.
Originators


WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
Master Servicer



JULY 16, 2003



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  This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
  as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
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ALTERNATIVE LOAN TRUST, SERIES 2003-1                       [DEUTSCHE BANK LOGO]
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The analysis in this report is based on information provided by Deutsche Alt-A
Securities, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.



The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.






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ALTERNATIVE LOAN TRUST, SERIES 2003-1                       [DEUTSCHE BANK LOGO]
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DEUTSCHE ALT-A SECURITIES, INC. ALTERNATIVE LOAN TRUST SERIES 2003-1

Computational Materials: Preliminary Term Sheet
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                          $[235,000,000] (Approximate)

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                              TRANSACTION OVERVIEW
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Offered Certificates:     |X|      Senior, mezzanine and subordinate
                                   certificates backed by fixed-rate, first lien mortgage loans with original terms not exceeding 30-years.

Distribution Date:        |X|      25th of each month (or the next business day
                                   if such day is not a business day) commencing in September 2003.

Prepayment Pricing        |X|      100 PPC (8 to 20 CPR over 12 months, 20 CPR
                                   thereafter) Speed:

Settlement Date:          |X|      On or about August 29, 2003.


Cut-off Date:             |X|      August 1, 2003.


Collateral Description:   |X|      As of the Cut-off Date, the mortgage loans
                                   (the "Mortgage Loans") to be included in the trust are primarily fixed-rate, first lien, mortgage loans, and have original terms not exceeding 30-years, with a scheduled outstanding principal balance of approximately $235,000,000 (+/- 5%).

Credit Enhancement:       |X|      Subordination / Shifting Interest: The
                                   mezzanine and subordinate certificates are initially expected to be no less than approximately 3.75% (+/- 0.50%).


Depositor:                |X|      Deutsche Alt-A Securities, Inc. ("DBALT")

Originators:              |X|      National City Mortgage Co. ("NCMC")

                          |X|      Downey Savings and Loan Association, F.A.
                                   ("DSL")

Master Servicer:          |X|      Wells Fargo Bank Minnesota, National
                                   Association ("Wells Fargo")

Sub-servicers:            |X|      Primary servicing will be provided by NCMC
                                   with respect to approximately [86%] of the Mortgage Loans, DSL with respect to approximately [13%] of the Mortgage Loans and other sub-servicers with respect to less than [1%] of the Mortgage Loans, respectively.

Servicing Advances:       |X|      The Sub-servicers will collect monthly
                                   payments of principal and interest on the Mortgage Loans and will be obligated to advance delinquent monthly principal and interest payments. The Sub-servicers will remit such collections and advances to the Master Servicer on a monthly basis. The
                                   Master Servicer will be obligated to make any required delinquency advances if the applicable Sub-servicer fails in its obligation to do so. The Master Servicer and Sub-servicers will be required to advance delinquent payments of principal and interest on the Mortgage loans only to the extent such amounts are deemed recoverable. The Master
                                   Servicer and Sub-servicers will be entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Optional Termination:     |X|      If the total outstanding balance of all the
                                   Mortgage Loans on any Distribution Date is less than 10% of the total outstanding principal balance of the Mortgage Loans as of the Cut-off Date, the Master Servicer may repurchase the Mortgage Loans remaining in the trust, but is not required to do so. If the Master Servicer does repurchase the Mortgage Loans, the outstanding class principal balance of each class of certificates will be paid in full, together with accrued interest.


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                              TRANSACTION OVERVIEW
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Record Date:              |X|      The Record Date for the fixed-rate Offered
                                   Certificates will be the last day of the month immediately preceding the month in which the Distribution Date occurs. The Record Date for the floating-rate Offered Certificates will be the business day immediately preceding the Distribution Date.

Determination Date:       |X|      The Determination Date with respect to any
                                   Distribution Date is the [15th] day of the month in which the Distribution Date occurs or, if such day is not a business day, on the immediately preceding business day.

Securities                |X|      Wells Fargo Bank Minnesota, National
Administrator:                     Association

Trustee:                  |X|      HSBC Mortgage Corporation (USA) ("HSBC")

Custodian:                |X|      Wells Fargo Bank Minnesota, National
                                   Association

Taxation:                 |X|      One or more REMIC elections will be made for
                                   designated portions of the trust (exclusive of certain shortfall payments).

ERISA Considerations:     |X|      [All] of the Offered Certificates are
                                   expected to be ERISA-eligible.

Legal Investment:         |X|      The "AAA" and the "AA" rated Offered
                                   Certificates are expected to constitute
                                   "mortgage : related securities" for the
                                   purposes of the Secondary Mortgage Market
                                   Enhancement Act of 1984 ("SMMEA"). Other classes will not be SMMEA eligible.

Form of Registration:     |X|      Book-entry form through DTC, Clearstream and
                                   Euroclear.

Underwriter:              |X|      Deutsche Bank Securities Inc.


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                               COLLATERAL SUMMARY

SUMMARY CHARACTERISTICS                              COLLATERAL                               VARIANCE
-----------------------                              ----------                               --------
Product                                  First-lien, Fixed-Rate Alt-A 30 year

Amount                                               $235,000,000                              +/- 5%

Gross WAC                                               6.23%                                +/- 15 bps
Servicing Fee                                           0.25%
WAM                                                   356 months                            +/- 2 months

Weighted Average LTV                                     67%                                   +/- 5%
Average Balance                                        $295,000                              +/- $25,000
% Conforming Balance                                     30%                                   +/- 5%

Stated Documentation                                     72%                                   +/- 5%
Full/Alt Documentation                                   18%                                   +/- 5%
Streamline Documentation                                 10%                                   +/- 5%

Primary Occupied                                         90%                                   +/- 5%
Investor Occupied                                        10%                                   +/- 5%

Single Family/PUD                                        85%                                   +/- 5%

Weighted Average FICO                                    730                                   +/- 10

LTV > 80% and No MI                                       0%

% State Concentration                             Max 55% California

Delivery Variance                                       +/- 5%

Approximate Subordination (AAA)                         3.75%                                 +/- 0.50%

Expected Rating Agencies (AAA)                          2 of 3


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Microsoft Word 10.0.3416;DEUTSCHE ALT-A SECURITIES, INC.
ALTERNATIVE LOAN TRUST, SERIES 2003-1                       [DEUTSCHE BANK LOGO]
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FOR ADDITIONAL INFORMATION PLEASE CALL:
--------------------------------------


BANKING
-------
Kumarjit Bhattacharyya                               212-250-2589
Cathy Oh                                             212-250-4132

WHOLE LOAN CMO TRADING
----------------------
Eric Londa                                           212-250-2669
Steve Katz                                           212-250-3116
Mark Ginsberg                                        212-250-2669




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